Exhibit 99.1
Customer No.
Loan No.

RBC Centura	FIFTH MODIFICATION AGREEMENT (KBI)

This FIFTH MODIFICATION AGREEMENT (“Agreement”) is made, entered and effective as of the 31st day of May, 2006 by and between ETRIALS, INC., a Delaware corporation, formerly known as etrials Worldwide, Inc. (“Borrower”), ETRIALS WORLDWIDE, INC., a Delaware corporation, formerly known as CEA Acquisition Corporation (“Worldwide US”), and ETRIALS WORLDWIDE LIMITED, a corporation organized under the laws of the United Kingdom (“Worldwide UK”, and together with Worldwide US, collectively, “Guarantors”), and RBC CENTURA BANK, a North Carolina banking corporation (“Bank”).

RECITALS

A.    Borrower made and delivered a Commercial Promissory Note dated February 1, 2005 in the original principal amount of up to One Million Dollars ($1,000,000.00) (as such Note has or may have been amended, modified, replaced or restated, the “Revolving Note”), and a Commercial Promissory Note dated February 1, 2005 in the original principal amount of up to Three Hundred Thousand Dollars ($300,000.00) (as such Note has or may have been amended, modified, replaced or restated, the “Equipment Note”, and together with the Revolving Note, collectively, the “Notes”), each in favor of Bank, its successors or assigns. Borrower’s payment and performance under the Notes is guaranteed by Worldwide UK pursuant to the terms of that certain Unconditional Guaranty Agreement dated February 1, 2005 (as such Unconditional Guaranty Agreement has or may have been amended, modified, replaced or restated, the “UK Guaranty”) and Worldwide US pursuant to the terms of that certain Unconditional Guaranty Agreement dated February 14, 2006 (as such Unconditional Guaranty Agreement has or may have been amended, modified, replaced or restated, the “US Guaranty”) and the Notes are secured by, among other things, a Loan and Security Agreement dated February 1, 2005 by and between Borrower and Bank (as such Loan and Security Agreement has or may have been amended, modified, replaced or restated, the “Loan Agreement”), and by such other financing statements, agreements, documents, pledges and/or instruments between Borrower, Guarantors and Bank, or from Borrower and/or Guarantors to Bank and relating to the payment and performance of the Notes (collectively, including the Notes, UK Guaranty, US Guaranty, Loan Agreement, First Modification Agreement, Second Modification Agreement, Third Modification Agreement and Fourth Modification Agreement, as the same may be amended, modified, replaced or restated from time to time, the “Loan Documents”). The loans made pursuant to the Loan Documents are collectively referred to herein as the “Loan”.

B.    The Loan was modified pursuant to a Modification Agreement dated as of June 6, 2005 by and between Borrower, Worldwide UK and Bank (the “First Modification Agreement”), a Second Modification Agreement dated as of January 13, 2006 by and between Borrower, Worldwide UK and Bank (the “Second Modification Agreement”), a Third Modification Agreement dated as of March 17, 2006 by and between Borrower, Worldwide UK, Worldwide US and Bank (the “Third Modification Agreement”) and a Fourth Modification Agreement dated as of April 21, 2006 by and between Borrower, Worldwide UK, Worldwide US and Bank (the “Fourth Modification Agreement”).

C.    Borrower has requested that Bank agree to further modify the Loan as set forth herein, and Bank has agreed to do so at the present time provided (i) Bank is not required to, nor will by virtue of such modification be deemed to, waive any known or unknown default under the Loan, and (ii) Borrower timely complies with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and independent sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Incorporation of Recitals and Exhibits. The foregoing Recitals are hereby incorporated in this Agreement.

2.    Modification. The Loan Documents shall be, and the same are, modified as follows:

(a)    Modification to Revolving Note; Conforming Changes to Loan Documents. Borrower has executed simultaneously herewith an Amended and Restated Commercial Promissory Note, incorporated herein, which amends and restates in its entirety the Revolving Note, and which, among other things, increases the original principal amount available thereunder and extends the maturity date thereof.

In furtherance thereof:

(i)    The term “Committed Revolving Line”, as defined in Exhibit A to the Loan Agreement, is hereby modified to be and mean Credit Extensions of up to Two Million Dollars ($2,000,000.00).

(ii)    The term “Revolving Maturity Date”, as defined in Exhibit A to the Loan Agreement, is hereby modified to be and mean May 31, 2007.

(b)    Modification to Reporting Requirements.

(i)    Monthly Financials. Section 6.4(a)(i) of the Loan Agreement is hereby deleted in its entirety and a new Section 6.4(a)(i) is inserted in lieu thereof, reading as follows:

(i)    As soon as available, but in any event within forty-five (45) days after the end of each calendar quarter, Borrower shall deliver to Bank an unaudited consolidated balance sheet and a statement of income and retained earnings prepared in accordance with GAAP (not including footnotes required by GAAP), consistently applied, covering Borrower’s consolidated operations during such period, in a form acceptable to Bank and certified by a Responsible Officer.

(ii)    Borrowing Base and Aged Listings Reports. Section 6.4(b) of the Loan Agreement is hereby deleted in its entirety and a new Section 6.4(b) is inserted in lieu thereof, reading as follows:

(b)    Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate dated and signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

(iii)    Compliance Certificate. Section 6.4(c) of the Loan Agreement is hereby deleted in its entirety and a new Section 6.4(c) is inserted in lieu thereof, reading as follows:

(c)    Within forty-five (45) days after the last day of each calendar quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

(c)    Modification to Financial Covenants. Section 6.8 of the Loan Agreement is hereby deleted in its entirety and a new Section 6.8 is inserted in lieu thereof, reading as follows:

6.8    Financial Covenants. Borrower shall maintain, as of the last day of each calendar quarter unless stated otherwise, and Borrower shall fully and timely comply with, each and every one of the financial maintenance covenants set forth in this Section and others that may be contained in this Agreement and the other Loan Documents.

(a)    Current Ratio. Borrower shall maintain a ratio of (i) Current Assets to (ii) Current Liabilities of at least 2.00 to 1.00.

(b)    Net Worth. Borrower shall maintain a Net Worth of at least $20,000,000.00.
(d)    Modification of Borrowing Base. The definition of “Borrowing Base” as contained in Exhibit A of the Loan Agreement is hereby deleted in its entirety and a new definition is inserted in lieu thereof, reading as follows:

“Borrowing Base” means an amount equal to 80% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Report delivered by Borrower.

(e)    Modification of Limitation on Capital Expenditures. Section 7.3 of the Loan Agreement is hereby deleted in its entirety and a new Section 7.3 is inserted in lieu thereof, reading as follows:

7.3    Mergers or Acquisitions; New Subsidiary; Capital Expenditures. Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another person (other than acquisitions in exchange for shares of stock in Borrower). Borrower shall not create or cause to be created or to come into existence any new subsidiary after the Closing Date, without the prior written consent of the Bank. Borrower shall not enter into any transactions on account of the purchase or other acquisition of capital assets either directly or indirectly which in the aggregate equal or exceed Five Hundred Thousand Dollars ($500,000.00) annually, provided that acquisitions of Intellectual Property and/or other assets in exchange for shares of stock in Borrower shall not constitute a purchase or acquisition of capital assets for the purposes of this Section.

(f)    Additional Provisions.

(i)    Unused Line Fee. The following new Section 2.5(c) is hereby added to the Loan Agreement, reading as follows:

(c)    Revolving Facility Unused Line Fee. Borrower shall pay to Bank an unused line fee equal to twenty-five hundredths of one percent (0.25%) per annum of the average difference, during the calendar quarter just ended (or a portion thereof, as applicable) between (i) the Committed Revolving Line and (ii) the unpaid principal balance of the Revolving Facility, which fee shall be paid in arrears on the first Business Day of each calendar quarter beginning September 1, 2006, until the Revolving Maturity Date, and on the first Business Day following the Revolving Maturity Date.

(ii)    Control Agreements. The following new Section 6.12 is hereby added to the Loan Agreement, reading as follows:

6.12    Control Agreements. Borrower hereby grants to Bank a perfected security interest in all accounts maintained by Borrower with RBC Dain Rauscher and Lehman Brothers. Borrower shall, by or before July 1, 2006, execute and deliver, and shall cause the above institutions to execute and deliver, to Bank such blocked account or control agreements as Bank and its counsel deem reasonably necessary or appropriate to grant and maintain a perfected first priority security interest in such accounts.

(g)    New Equipment Loan. A new Section 2.1(c) is hereby added to the Loan Agreement, reading as follows:

Second Equipment Facility. Subject to the terms of the Second Equipment Note, Borrower may request and Bank agrees to make Equipment Advances to Borrower for use by Borrower in purchasing Equipment and Software Products for use in its business - and for no other purpose. The aggregate amount of Equipment Advances under the Second Equipment Facility shall not exceed the Second Equipment Line; and, Equipment Advances, once repaid, may not be reborrowed. Each Equipment Advance shall be equal to or less than one hundred percent (100%) of the Invoice Amount of the Equipment or Software Products being purchased; provided, however, that financing for taxes, shipping, warranty charges, freight discounts and installation expense shall be limited to One Hundred Twenty-Five Thousand Dollars ($125,000.00) in the aggregate. No Equipment Advances shall be made for any Equipment or Software Products purchased more than ninety (90) days prior to the date of Bank’s receipt of a request for an Equipment Advance with respect to such purchase. Notwithstanding the foregoing, Borrower may seek reimbursement in the first Equipment Advance under the Second Equipment Line for any Equipment or Software Products purchased on or after December 1, 2005.

(h)    New Definitions. The following definitions are hereby added to Exhibit A of the Loan Agreement, reading as follows:

“Net Worth” means Shareholders’ Equity plus Subordinated Debt.

“Second Equipment Facility” means the facility under which Borrower may request Bank to issue Equipment Advances, as specified in Section 2.1(c).

“Second Equipment Note” means the Promissory Note executed by Borrower in favor of Bank evidencing the Second Equipment Facility.

“Second Equipment Line” means Credit Extensions of up to Five Hundred Thousand Dollars ($500,000.00)

(i)    Definition of Credit Facilities; Modification. The term “Credit Facilities”, as defined in Exhibit A of the Loan Agreement and referred to in Section 2.1 of the Loan Agreement, is hereby modified to include the Second Equipment Facility in addition to the Revolving Facility and the Equipment Facility.

3.    Non-Waiver of Events of Default; Continued Priority. Borrower and Guarantors do hereby reaffirm their obligations under the Loan Documents. Neither this Agreement, nor Bank’s execution of this or any other documents or instruments, nor Bank’s prior or subsequent conduct, communications or agreements relating in any way to the Loan, the payment and performance of the Loan or the parties’ conduct, shall be deemed to be a waiver of or consent to any now or hereafter existing defaults under any of the Loan Documents. Notwithstanding any contrary provision contained in this Agreement, in any other writing or agreement from or between any of the parties hereto, or demonstrated by any prior action or inaction of any of the parties hereto, Borrower and Guarantors hereby consent to and agree that Bank’s agreement herein set forth shall be specifically construed, and shall not be, nor be deemed to be, a waiver, release or approval of any default or condition that with the passage of time, giving of notice, or both, would become a default under the Loan Documents, nor consent to any facts or circumstances known or unknown to Bank, nor establish a course of conduct or dealing between the parties. Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement become liable, primarily or secondarily, under the Loan Documents. Borrower and Guarantors hereby expressly waive, to the full extent it may lawfully do so, any rights which it may now or at any time hereafter have by virtue of North Carolina General Statutes Sections 26-7, et. seq. and 45-45-1, et. seq. It is expressly understood and agreed that: (i) except as expressly modified hereby, the Notes and other Loan Documents shall remain in full force and this Agreement shall have no effect on the priority or validity of any liens set forth in the Loan Documents nor impair any security now held for the indebtedness evidenced by the Notes, nor waive, annul, vary or affect any provision, condition, covenant or agreement contained in any of the Loan Documents, except as may be specifically modified herein, nor affect or impair any of Bank’s rights, powers or remedies under the Loan Documents; and (ii) except as stated herein, the Bank expressly reserves all rights as to recourse on the Notes. Bank’s consent to the matters herein contained is not intended to be and shall not be construed as a consent to any subsequent modifications or amendments to the Loan Documents.

4.    Conditions Precedent to Modification. Bank’s agreement to make the foregoing modifications and amendments is subject in all respects to the occurrence and/or satisfaction of each of the following conditions:

(a)    Payment of Cost, Fees, etc. Borrower’s payment of: (i) all accrued but unpaid interest at and as of the date of this Agreement; (ii) a commitment fee of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00); and (iii) all costs and expenses incurred or suffered by Bank in connection with this Agreement, including, without limitation, reasonable attorneys’ fees.

(b)    Amended and Restated Revolving Note. Bank’s receipt of a promissory note executed by Borrower evidencing the Revolving Facility (as modified) in the form attached hereto as Attachment 1.

(c)    Second Equipment Note. Bank’s receipt of a promissory note executed by Borrower evidencing the Second Equipment Line in the form attached hereto as Attachment 2.

5.    Representations and Warranties. Borrower and Guarantors represent and warrant to Bank as of the date of this Agreement, that: (a) it has no claim or counterclaim against Bank under, right of setoff against or defense to the enforcement of any of the Notes or the other Loan Documents. (b) Borrower and Guarantors have the power, authority and the legal right to make, deliver and perform this Agreement and the Loan Documents, and have taken any and all action to authorize this Agreement, to authorize the performance of the Loan Documents and to pledge or mortgage their property as contemplated by this Agreement and the Loan Documents. This Agreement has been duly executed and delivered by Borrower and Guarantors and constitutes the legal, valid and binding obligation of Borrower and Guarantors, enforceable in accordance with its terms and not subject to rescission, invalidation, nullification or other avoidance. (c) There is not now pending against Borrower or Guarantors any petition for relief, whether voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangements under the federal bankruptcy laws of the United States or the laws of any state thereof, nor has any other action been brought against any of Borrower or Guarantors under the aforesaid bankruptcy laws or other laws.

6.    Representations and Warranties - Anti-Terrorism. Borrower and Guarantors each represent, warrant and covenant to Bank as follows: (i) it (a) is not and shall not become a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) does not engage in and shall not engage in any dealings or transactions prohibited by Section 2 of such executive order, and is not and shall not otherwise become associated with any such person in any manner violative of Section 2, (c) is not and shall not become a person on the list of Specially Designated Nationals and Blocked Persons, and (d) is not and shall not become subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order; (ii) it shall remain in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001); and (iii) it has not and shall not use all or any part of the extension of credit evidenced by the Notes, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

7.    Additional Documents. Borrower and Guarantors agree to deliver documents to Bank and take action Bank requests to evidence the agreements herein contained, including Borrower’s and Guarantors’ continuing and unconditional obligation to repay the indebtedness evidenced by the Notes, to secure the Notes, and to perform all obligations under the Loan Documents.

8.    Joinder by Guarantors. Guarantors, by their execution of this Agreement, hereby agree to the terms, covenants, conditions and provisions contained in this Agreement. The aforesaid agreements of Guarantors shall be in addition to and not in lieu of the covenants, agreement and obligations of such Guarantors set forth in the US Guaranty, the UK Guaranty and the other Loan Documents.

9.    Usury. Bank does not intend to and shall not reserve, charge and collect interest, fees and charges under the Loan Documents, as herein modified, in excess of the maximum rates and amounts permitted by applicable law. If any interest, fees and charges are reserved, charged and collected in excess of the maximum rates and amounts, it shall be construed as a mutual mistake, appropriate adjustments shall be made by Bank and to the extent paid, the excess shall be returned to the person making such a payment.

10.    Waiver of Jury Trial. Borrower and Guarantors, to the extent permitted by law, each waive any right to a trial by jury in any action arising from or related to this Agreement and waive any right to a trial by jury in any action or proceeding arising from or related to the Loan Documents, as herein modified.

11.    Miscellaneous. (a) This Agreement shall be construed according to and governed by the laws of the State of North Carolina without regard to its conflicts of law principles. (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect. (c) No change or modification of this Agreement, or waiver of any term or provision hereof, shall be valid unless the same is in writing and signed by all parties hereto. (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof. (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns, provided, however, that neither Borrower nor Guarantors shall assign this Agreement, any of the Loan Documents or any of its rights, interests, duties or obligations hereunder or thereunder in whole or in part without the prior written consent of Bank and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. (g) This Agreement and the other Loan Documents, as amended, represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten agreements between the parties. (h) It is the intention of the parties that this Agreement and the Loan Documents be interpreted in a consistent manner; provided, however, in the event of any irreconcilable conflict in the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall control.

(Signatures Contained On Next Page)

IN WITNESS WHEREOF, this Agreement is executed under seal as of the date first written above.

WITNESS: /s/ Judy N. Scott Print Name: Judy N. Scott	BORROWER: ETRIALS, INC., A Delaware Corporation (formerly known as etrials Worldwide, Inc.) By: /s/ James W. Clark, Jr. Print Name: James W. Clark, Jr. Title: Treasurer & Chief Financial Officer

/s/ Judy N. Scott Print Name: Judy N. Scott /s/ Judy N. Scott Print Name: Judy N. Scott
GUARANTORS:

ETRIALS WORLDWIDE LIMITED,
A Corporation organized under the laws of the UK

By:    /s/ James W. Clark, Jr.
Print Name: James W. Clark, Jr.
Title: Director & Chief Financial Officer

ETRIALS WORLDWIDE, INC.,
A Delaware Corporation
(formerly known as CEA Acquisition Corporation)

By:   /s/ James W. Clark, Jr.
Print Name: James W. Clark, Jr.
Title: Chief Financial Officer

BANK: RBC CENTURA BANK, A North Carolina Banking Corporation By: /s/ Thomas W. Bear Print Name: Thomas W. Bear Title: Senior Account Manager - KBI

Attachment 1

Form of Amended and Restated Revolving Note

Attached.

Attachment 2

Form of Promissory Note evidencing Second Equipment Line

Attached.